Amended August 17, 2017

EX.99(e)(2)

EXHIBIT A TO DISTRIBUTION AGREEMENT

Series (“Funds”) of GOLDMAN SACHS TRUST, a Delaware statutory trust (the “Trust”)

GOLDMAN SACHS FIXED INCOME FUNDS:

Goldman Sachs Bond Fund

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Dynamic Emerging Markets Debt Fund

Goldman Sachs Dynamic Municipal Income Fund

Goldman Sachs Emerging Markets Debt Fund

Goldman Sachs Enhanced Income Fund

Goldman Sachs Strategic Macro Fund

Goldman Sachs Global Income Fund

Goldman Sachs Government Income Fund

Goldman Sachs High Quality Floating Rate Fund

Goldman Sachs High Yield Floating Rate Fund

Goldman Sachs High Yield Fund

Goldman Sachs High Yield Municipal Fund

Goldman Sachs Inflation Protected Securities Fund

Goldman Sachs Investment Grade Credit Fund

Goldman Sachs Local Emerging Markets Debt Fund

Goldman Sachs Long Short Credit Strategies Fund

Goldman Sachs Short Duration Government Fund

Goldman Sachs Short Duration Income Fund

Goldman Sachs Short Duration Tax-Free Fund

Goldman Sachs Short-Term Conservative Income Fund

Goldman Sachs Strategic Income Fund

Goldman Sachs U.S. Mortgages Fund

GOLDMAN SACHS EQUITY FUNDS:

Goldman Sachs Absolute Return Multi-Asset Fund

Goldman Sachs Absolute Return Tracker Fund

Goldman Sachs Asia Equity Fund

Goldman Sachs Capital Growth Fund

Goldman Sachs Commodity Strategy Fund

Goldman Sachs Concentrated Growth Fund

Goldman Sachs Dynamic Allocation Fund (effective October 30, 2017, “Goldman Sachs Alternative Premia Fund”)

Goldman Sachs Dynamic U.S. Equity Fund (effective October 31, 2017, “Goldman Sachs Blue Chip Fund”)

Goldman Sachs Emerging Markets Equity Fund

Goldman Sachs Emerging Markets Equity Insights Fund

Goldman Sachs Flexible Cap Growth Fund (effective August 31, 2017, “Goldman Sachs Flexible Cap Fund”)

Goldman Sachs Focused International Equity Fund

Goldman Sachs Focused Value Fund

Goldman Sachs Global Infrastructure Fund

Goldman Sachs Global Managed Beta Fund

Goldman Sachs Global Real Estate Securities Fund

Goldman Sachs Equity Income Fund

Goldman Sachs Growth Opportunities Fund

Goldman Sachs Income Builder Fund

Goldman Sachs International Equity Dividend and Premium Fund

Goldman Sachs International Equity Insights Fund

Goldman Sachs International Real Estate Securities Fund

Goldman Sachs International Small Cap Insights Fund

Goldman Sachs International Tax-Managed Equity Fund

Goldman Sachs Large Cap Growth Insights Fund

Goldman Sachs Large Cap Value Fund

Goldman Sachs Large Cap Value Insights Fund

Goldman Sachs Long Short Fund

Goldman Sachs Managed Futures Strategy Fund

Goldman Sachs Mid Cap Value Fund

Goldman Sachs MLP & Energy Fund

Goldman Sachs MLP Energy Infrastructure Fund

Goldman Sachs N-11 Equity Fund

Goldman Sachs Real Estate Securities Fund

Goldman Sachs Rising Dividend Growth Fund

Goldman Sachs Small Cap Equity Insights Fund

Goldman Sachs Small Cap Growth Insights Fund

Goldman Sachs Small Cap Value Fund

Goldman Sachs Small Cap Value Insights Fund

Goldman Sachs Small/Mid Cap Growth Fund

Goldman Sachs Small/Mid Cap Value Fund

Goldman Sachs Strategic Factor Allocation Fund

Goldman Sachs Strategic Growth Fund

Goldman Sachs Strategic International Equity Fund

Goldman Sachs Tactical Exposure Fund

Goldman Sachs Tactical Tilt Overlay Fund

Goldman Sachs Technology Opportunities Fund

Goldman Sachs U.S. Equity Dividend and Premium Fund

Goldman Sachs U.S. Equity Insights Fund

Goldman Sachs U.S. Tax-Managed Equity Fund

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS:

Goldman Sachs Balanced Strategy Portfolio

Goldman Sachs Enhanced Dividend Global Equity Portfolio

Goldman Sachs Equity Growth Strategy Portfolio

Goldman Sachs Growth and Income Strategy Portfolio

Goldman Sachs Growth Strategy Portfolio

Goldman Sachs Satellite Strategies Portfolio

Goldman Sachs Tax-Advantaged Global Equity Portfolio

GOLDMAN SACHS MONEY MARKET FUNDS:

Goldman Sachs Financial Square Federal Instruments Fund

Goldman Sachs Financial Square Government Fund

Goldman Sachs Financial Square Money Market Fund

Goldman Sachs Financial Square Prime Obligations Fund

Goldman Sachs Financial Square Tax-Exempt Money Market Fund

Goldman Sachs Financial Square Treasury Instruments Fund

Goldman Sachs Financial Square Treasury Obligations Fund

Goldman Sachs Financial Square Treasury Solutions Fund

Goldman Sachs Investor Money Market Fund

Goldman Sachs Investor Tax-Exempt Money Market Fund

GOLDMAN SACHS & CO. LLC	GOLDMAN SACHS TRUST

By: /s/ Jesse Cole	By: /s/ James McNamara

Name: Jesse Cole	Name: James McNamara
Title: Managing Director	Title: President of the Trust